UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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NORTHERN STAR INVESTMENT CORP. III

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN STAR INVESTMENT CORP. III
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 31, 2023

TO THE STOCKHOLDERS OF NORTHERN STAR INVESTMENT CORP. III:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Northern Star Investment Corp. III (the “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. EDT on August 31, 2023 virtually, at https://www.cstproxy.com/northernstaric3/sm2023, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from September 4, 2023 to March 4, 2024 or such earlier liquidation and dissolution date as the Company’s board of directors may approve (the “Extended Date”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/northernstaric3/sm2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company had only until March 4, 2023 to complete a business combination. In March 2023, we amended the charter to extend such date to September 4, 2023. There will not be sufficient time before September 4, 2023 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The Company’s board of directors has fixed the close of business on August 4, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 13,708,486 shares of Class A common stock and 291,666 shares of Class B common stock outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of shares of Class A common stock sold in the Company’s IPO (“public shares”) may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the special meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. The per share pro rata portion of the trust account on or about the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $10.43. The closing price of the Company’s common stock on the record date was $10.25. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.18 more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved by September 4, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

August 15, 2023	By Order of the Board of Directors
/s/ Jonathan Ledecky
Jonathan Ledecky
Chief Operating Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 31, 2023: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/northernstaric3/sm2023.

NORTHERN STAR INVESTMENT CORP. III
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174

TO THE STOCKHOLDERS OF NORTHERN STAR INVESTMENT CORP. III:
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 31, 2023

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Northern Star Investment Corp. III (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our special meeting of stockholders (the “special meeting”) to be held at 11:00 a.m. EDT on August 31, 2023 virtually, at https://www.cstproxy.com/northernstaric3/sm2023, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from September 4, 2023 to March 4, 2024 or such earlier liquidation and dissolution date as the Company’s board of directors may approve (the “Extended Date”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in this proxy statement.

The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/northernstaric3/sm2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company had only until March 4, 2023 to complete an initial business combination. In February 2023, we amended the charter to extend such date to September 4, 2023. There will not be sufficient time before September 4, 2023 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on August 4, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of shares of Class A Common Stock issued in Company’s IPO (such shares being referred to as the “public shares”) may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete its business combination on or before the Extended Date. Accordingly, if the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $41.7 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by September 4, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Northern Star III Sponsor LLC, a Delaware limited liability company affiliated with certain of the Company’s officers and directors all of whom are U.S. citizens (the “sponsor”), as well as our other officers and directors, have waived their rights to participate in any liquidation distribution with respect to the shares issued to them prior to the IPO (the “sponsor shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, our sponsor has agreed that it will be liable to us if and to the extent any claims by any third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The sponsor will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. It is not anticipated that the sponsor will have any indemnification obligations to us. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.43, after taking into account taxes owed but not paid by such date. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $10.43, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is August 4, 2023. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 14,000,152 shares of common stock outstanding, including 4,000,152 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated August 15, 2023, and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in Delaware on November 30, 2020. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. In March 2021, the Company consummated its IPO. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, September 4, 2023).

The Company will not be able to complete an initial business combination by September 4, 2023. The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this special meeting.

Q. What is being voted on?

A. You are being asked to vote on two proposals:

•   a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date — we refer to this proposal as the “Extension Amendment Proposal”; and

•   a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension — we refer to this proposal as the “Adjournment Proposal”.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $41.7 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If the Extension Amendment Proposal is not approved (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal) and the Company is not able to complete an initial business combination by September 4, 2023, the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and up to $100,000 of interest earned on the funds held in the trust account available to us for liquidation expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?

A. The Company’s charter currently provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before September 4, 2023.

The Company will not be able to consummate an initial business combination by September 4, 2023. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete its business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to have your public shares redeemed for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?

A. The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete such a business combination until the Extended Date and to allow for the Redemption.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination, inasmuch as the Company is also affording stockholders who wish to have their public shares redeemed for cash as originally contemplated the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Adjournment Proposal?

A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Extension Amendment Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and Adjournment Proposal if presented. Such individuals are not entitled to have such shares redeemed for cash in connection with the Extension.

On the record date, the 10,000,000 sponsor shares represented approximately 71.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Neither the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the date hereof. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement so long as they comply with all applicable securities laws. Any purchases made would be at prices no greater than the current redemption price of approximately $10.43 per share. Additionally, any shares purchased would not be voted in favor of the Extension and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by any of the Company’s directors, executive officers or their respective affiliates, including the purchase price, the impact, if any, on the likelihood of approval of the Extension, the identities or nature/type of the sellers of the shares if not purchased in the open market and the number of public shares that had been submitted for redemption at the time of such purchases.

There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Q. What vote is required to adopt each proposal?

A. Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. On the record date, the 10,000,000 sponsor shares held by the Company’s officers, directors and sponsor represented approximately 71.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the stockholders who exercise their redemption rights.

Q. Will you seek any further extensions to consummate an initial business combination?	A. The Company may seek further extensions to consummate an initial business combination in the future.
Q. What happens if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by September 4, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account that is available to it, which it believes are sufficient for such purposes.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage of Company shares held by the sponsor and the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my redemption rights if I vote against the Extension Amendment Proposal?

A. Unless you elect to have your shares redeemed, you will be able to vote on any proposed business combination when and if it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or have your public shares redeemed upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting virtually by submitting a ballot at the special meeting live webcast. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal. On the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 71.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. Your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank, or nominee may vote your shares with respect to such proposal without receiving your instructions.

The Extension Amendment Proposal is a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date are represented by stockholders present at the special meeting (including virtually) or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the special meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Notwithstanding the foregoing, on the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 71.4% of the Company’s issued and outstanding common stock. Accordingly, it is expected that a quorum will be present.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on August 4, 2023 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 14,000,152 shares of common stock were outstanding and entitled to vote at the special meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting?

A. The special meeting will be a virtual meeting. Any stockholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners.    If you are a record holder and you wish to attend the special meeting, go to https://www.cstproxy.com/northernstaric3/sm2023, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners.    Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the shareholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company at proxy@continentalstock.com on or before 5:00 p.m. Eastern Time on August 30, 2023.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Extension Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of sponsor shares and warrants that will become worthless if the Extension Amendment Proposal is not approved and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the proposals? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment Proposal.
Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by September 4, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting following approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Company common stock, you may vote virtually at the special meeting by submitting a ballot during the live webcast or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I have my shares of common stock of the Company redeemed?

A. If the Extension Amendment Proposal is approved and the Extension is implemented, each public stockholder may seek to have his public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, spacredemptions@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment Proposal using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Northern Star Investment Corp. III c/o Graubard Miller 405 Lexington Avenue, 44th Floor New York, New York 10174 Attn: Jonathan Ledecky Telephone: (212) 818-8800
or
Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free Telephone: (877) 870-8565 Main Telephone: (206) 870-8565 E-mail: ksmith@advantageproxy.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account, and the Company’s ability to enter into a definitive agreement with any prospective target and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on November 30, 2020. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On December 18, 2020, our sponsor paid $25,000, or $0.003 per share, to cover certain offering and formation costs of the company in exchange for 8,625,000 sponsor shares. Our sponsor subsequently transferred certain of the sponsor shares to our independent directors and officers, in each case at the same per-share purchase price paid by our initial stockholders. In March 2021, we effected a dividend of approximately 0.167 shares for each outstanding share, resulting in there being an aggregate of 10,062,500 sponsor shares outstanding.

On March 4, 2021, we consummated our IPO of 40,000,000 units, including 5,000,000 units subject to the underwriters’ over-allotment option, with each unit consisting of one public share and one-sixth of one redeemable warrant, with each whole warrant entitling the holder to purchase one public share at a price of $11.50 per share. The units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $400,000,000.

The sponsor had agreed to forfeit up to 1,312,500 sponsor shares to the extent that the over-allotment option was not exercised in full by the underwriters. As a result of the over-allotment option being partially exercised, the sponsor forfeited 62,500 sponsor shares resulting in there being an aggregate of 10,000,000 sponsor shares outstanding.

Simultaneously with the consummation of the IPO, we consummated a private placement (“private placement”) of 9,750,000 warrants (“private warrants”) to our sponsor at a price of $1.00 per private warrant, generating total proceeds of $9,750,000. The private warrants are identical to the warrants included in the units sold in the IPO, except that the private warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by our sponsor or its permitted transferees. The sponsor has agreed not to transfer, assign, or sell any of the private warrants or common stock underlying the private warrants (except to certain transferees) until thirty days after the completion of our initial business combination.

Following consummation of the IPO and the private placement, an aggregate of $400,000,000 was deposited in the trust account.

On March 1, 2023, we held a special meeting of stockholders at which such stockholders voted to extend the time we had to consummate an initial business combination from March 4, 2023 to September 4, 2023. In connection with such vote, the holders of an aggregate of 35,999,848 public shares exercised their right to redeem their public shares for an aggregate of approximately $365.4 million in cash. Accordingly, as of the record date, the Company had approximately $41.7 million of cash in the trust account.

The mailing address of the Company’s principal executive office is c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, New York 10174, and its telephone number is (212) 818-8800.

Risks related to Potential Application of the Investment Company Act and Inflation Reduction Act

As previously indicated, the Company completed its initial public offering in March 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 30 months). On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act of 1940, as amended. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Regardless of whether or not the proposed rules are adopted, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, both of which may continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. Furthermore, the longer the funds are invested in U.S. government securities (within the meaning set forth in the Investment Company Act) or in money market securities that invest only in direct U.S. government treasury obligations, the greater the risk could be that the Company may be considered an investment company. If the Extension is implemented, the Company plans to maintain the remaining amount in its trust account in either an interest bearing demand deposit account at a bank or in U.S. government securities or money market funds described above. Interest on such deposit account is variable and currently expected to be approximately 3.0% per annum. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

In addition, on August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with its initial business combination, extension vote or otherwise in the future will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iii) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete our initial business combination and in the Company’s ability to complete the business combination. Notwithstanding the foregoing, the Company has agreed that if the Extension Proposal is approved and the Extension is implemented, the per share price payable to stockholders exercising their redemption rights, whether in connection with the vote on an extension or an initial business combination, will not be reduced by payments required to be made by the Company under the IR Act.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to have all or a portion of their public shares redeemed for their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $10.43. The closing price of the Company’s common stock on the record date was $10.25. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.18 more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

The Company’s charter currently provides that the Company has until September 4, 2023 to complete a business combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider such initial business combination. However, there will not be sufficient time before September 4, 2023 to allow the Company to consummate such initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond September 4, 2023 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by September 4, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless if the Extension Amendment Proposal is not approved and the Company is wound up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account available to us for such purposes.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete its business combination until the Extended Date. The Company intends to continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $41.7 million that was in the trust account as of the record date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to have his, her or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a redeeming holder’s election is completed once the Extension Amendment Proposal is approved and the Extension is implemented. Accordingly, stockholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the September 4, 2023 expiration date, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $10.43 per share (which is expected to be approximately the same amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $10.25. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.18 more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your redemption rights, you will be exchanging your shares of common stock of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your shares to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the September 4, 2023 expiration date as described elsewhere herein.

Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of our public shares that redeem all or a portion of their public shares for cash if the Extension Amendment Proposal is implemented. Because the components of each unit sold in the Company’s initial public offering are separable at the option of the stockholder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public shares. As a result, the discussion below with respect to actual holders of public shares should also apply to holders of units (as the deemed owners of the underlying public shares) that separate their units into one share of common stock and one-sixth of one warrant for the purpose of exercising their redemption rights. This section applies only to stockholders that hold the Company’s securities as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to the alternative minimum tax;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code (defined below)) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•        passive foreign investment companies or their stockholders

•        the Sponsor or our directors and officers; or

•        Non-U.S. Holders (as defined below, and except as otherwise discussed below).

The discussion below is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address any aspect of other U.S. federal tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

For purposes of this summary, a “U.S. Holder” is a beneficial owner that redeems its public shares and is, for U.S. federal income tax purposes:

•        an individual who is a United States citizen or resident of the United States for United States federal income tax purposes;

•        a corporation or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the law of, the United States or any state or political subdivision thereof;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

A “Non-U.S. Holder” is a beneficial owner of shares that redeems its public shares and is neither a Redeeming U.S. Holder nor a partnership for U.S. federal income tax purposes.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons that hold our securities through such entities. If a partnership (including an entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF EXERCISING OR NOT EXERCISING REDEMPTION RIGHTS OF PUBLIC SHARES AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming U.S. Holders

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as (i) a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such public shares under Section 331 of the Code, as described below under “— Redeeming U.S. Holders — Redemption of Public Shares — Redemption of Public Shares in Connection with Our Liquidation”, (ii) a sale of the public shares redeemed under Section 302 of the Code as described below under “— Redeeming U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” or (iii) a distribution under Section 301 of the Code as described below under “— Redeeming U.S. Holders — Non-Liquidating Distributions.”

A non-liquidating redemption generally will qualify as a sale of such public shares if the redemption either (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete redemption” of such redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a redeeming U.S. Holder takes into account not only public shares directly owned by such redeeming U.S. Holder, but also shares that are constructively owned by such redeeming U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to public shares owned directly, shares owned by certain related individuals and entities in which such redeeming U.S. Holder has an interest or that have an interest in such redeeming U.S. Holder, as well as any shares such redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption generally will be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of our outstanding voting shares that such redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50 percent of our total combined voting shares. There will be a complete redemption of such redeeming U.S. Holder’s interest if either (i) all of the public shares directly or constructively owned by such redeeming U.S. Holder are redeemed or (ii) all of the public shares directly owned by such redeeming U.S. Holder are redeemed and such redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a redeeming U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed stockholder and the tax effects to such redeeming U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the redeeming U.S. Holder in the redeemed public shares will be added to such stockholder’s adjusted tax basis in its remaining stock, or, if it has none, to such stockholder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption of Public Shares in Connection with Our Liquidation

If the Extension Amendment Proposal is not approved and we are forced to liquidate, a redeeming U.S. Holder’s receipt of cash for its public shares in connection with our liquidation is expected to be treated as a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such public shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Redeeming U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of public shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation if the Extension Amendment Proposal is not approved, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s public shares is treated as a non-liquidating redemption, then such redemption will generally be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Non-liquidating distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will generally be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such redeeming U.S. Holder’s public shares. Any remaining excess will generally be treated as gain realized on the sale or other disposition of such redeeming U.S. Holder’s public shares and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of such Redeeming U.S. Holder’s Public Shares” below.

Dividends we pay to a redeeming U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period requirement is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate redeeming U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a Redeeming U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption qualifies as a sale or exchange of such redeeming U.S. Holder’s public shares under Section 302 of the Code, such redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A redeeming U.S. Holder’s tax basis in such redeeming U.S. Holder’s shares generally will equal the cost of such shares. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. Redeeming U.S. Holders who hold different blocks of public shares (for instance, public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Expiration of a Warrant

If the Extension Amendment Proposal is approved and we do not consummate an initial business combination by the Extended Date or the Extension Amendment Proposal is not approved and, in either case, are forced to liquidate, our warrants will expire worthless.

In such case, a redeeming U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each redeeming U.S. Holder’s particular facts and circumstances.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS OR NON-EXERCISE OF SUCH RIGHTS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a redeeming Non-U.S. Holder’s public shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Provided such dividends are not effectively connected with the redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of any non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in its shares of our public shares and, to the extent such distribution exceeds the Redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or exchange of our public shares, which will be treated as described under “Redeeming Non-U.S. Holders-Gain on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”.

Non-liquidating distributions paid to a redeeming Non-U.S. Holder that are treated as dividends that are effectively connected with such redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the redeeming Non-U.S. Holder) will generally not be subject to 30% U.S. withholding tax, provided such Redeeming Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to redeeming U.S. Holders. If the redeeming Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A redeeming Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above) unless:

•        the gain is effectively connected with the conduct of a trade or business by the redeeming Non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the redeeming Non-U.S. Holder);

•        the redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the redeeming Non-U.S. Holder held our public shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates. Any gains described in the first bullet point above of a redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a United States real property holding corporation.

Expiration of a Warrant

If the Extension Amendment Proposal is approved and we do not consummate an initial business combination by the Extended Date or the Extension Amendment Proposal is not approved and, in either case, are forced to liquidate, our warrants will expire worthless.

In such case, a Redeeming Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each Redeeming Non-U.S. Holder’s particular facts and circumstances.

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our securities held by a stockholder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on the redemption.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of dividends and proceeds from the sale of our securities to Non-U.S. Holders that are not exempt recipients. We must report annually to the IRS and to each such holder the amount of dividends or other distributions we pay to such Non-U.S. Holder on our public shares and the amount of tax withheld with respect to those distributions, regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which the Non-U.S. Holder resides pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The gross amount of dividends and proceeds from the redemption of public shares paid to a stockholder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury regulations generally will be subject to backup withholding at the applicable rate.

Information reporting and backup withholding are generally not required with respect to the amount of any proceeds from the redemption by a redeeming Non-U.S. Holder of public shares outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if a redeeming Non-U.S. Holder redeems public shares through a U.S. broker or the U.S. office of a foreign broker, the broker will generally be required to report to the IRS the amount of proceeds paid to such holder, unless the Redeeming Non-U.S. Holder provides appropriate certification (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable) to the broker of its status as a redeeming Non-U.S. Holder or such redeeming Non-U.S. Holder is an exempt recipient. In addition, for information reporting purposes, certain non-U.S. brokers with certain relationships with the United States will be treated in a manner similar to U.S. brokers.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder or redeeming Non-U.S. Holder will be allowed as a credit against such stockholder’s U.S. federal income tax liability, if any, and may entitle such stockholder to a refund, provided that the required information is timely furnished to the IRS.

All Non-U.S. Holders and redeeming Non-U.S. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 11:00 a.m., EDT on August 31, 2023, virtually at https://www.cstproxy.com/northernstaric3/sm2023.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on August 4, 2023, the record date for the special meeting. At the close of business on the record date, there were 14,000,152 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $7,500 fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal. On the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 71.4% of the Company’s issued and outstanding common stock. The sponsor and all of the Company’s directors, executive officers and their affiliates, are expected to vote any shares of common stock owned by them in favor of the proposals. Accordingly, we will not need any public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

In addition, the sponsor and Company’s directors, executive officers, advisors, initial stockholders, and their respective affiliates may choose to buy shares of Company public shares in the open market and/or through negotiated private purchases so long as they comply with all applicable securities laws. Any purchases made would be at prices no greater than the current redemption price of approximately $10.43 per share. Additionally, any shares purchased would not be voted in favor of the Extension and the holders would not be entitled to redemption rights with respect to such shares. They may also enter into transactions with investors and others to provide them with incentives to reverse any redemption requests. While the nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors of our securities for nominal value. We would file a Current Report on Form 8-K disclosing the material terms of any purchases or arrangements made by any of the Company’s directors, executive officers or their respective affiliates, including the purchase price or incentives agreed to, the impact, if any, on the likelihood of approval of the Extension, the identities or nature/type of the sellers of the shares if not purchased in the open market and the number of public shares that had been submitted for redemption at the time of such purchases. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and we do not consummate a business combination by September 4, 2023, the 10,000,000 sponsor shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the sponsors have waived liquidation rights with respect to such shares), as will the 9,750,000 private warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $9,750,000. Such shares of common stock and warrants had an aggregate market value of approximately $103.5 million based on the last sale price of $10.25 and $0.10 of the common stock and warrants, respectively, on the NYSE on the record date;

•        In connection with the IPO, the sponsor has agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        If the Company requires additional funds to operate until consummation of a business combination, the sponsor and the Company’s officers and directors and their affiliates may loan such funds to the Company. As of the date of this proxy statement, an affiliate of the Company’s chief operating officer has loaned an aggregate of $100,000 to the Company. If the Extension Amendment Proposal is not approved and a business combination is not consummated, such loans and any additional loans made after the date of this proxy statement will not be repaid; and

•        The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of the record date, there were a total of 14,000,152 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the warrants included in the units offered in the IPO or the private units as such warrants are not exercisable within 60 days of the date of this proxy statement. The following also does not take into account the redemption of public shares held by any holder not affiliated with our officers and directors that owned more than 5% of our outstanding shares of common stock at the prior extension vote and has not filed an updated ownership form since such date.

Name and address of beneficial owner(1)	Amount and nature of beneficial ownership	Approximate percentage of outstanding common stock
Jonathan J. Ledecky(2)(3)	9,883,333	70.6%
James H.R. Brady(4)	116,667	*
Howard Yeaton	0	*
David Shapiro	0	*
Northern Star III Sponsor LLC(2)	9,883,333	70.6%
EJF Capital LLC(5)	2,034,880	14.5%
Cantor Fitzgerald Securities(6)	2,428,046	17.3%
Magnetar Financial LLC(7)	3,338,400	23.8%
Jane Street Group, LLC(8)	2,016,223	14.4%
All officers and directors as a group (four individuals)	10,000,000	71.4%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of our stockholders is c/o Northern Star Investment Corp. III, c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, 44th Floor, New York, New York 10174.

(2)      Interests shown consist solely of founder shares, including 9,708,334 classified as Class A common stock and 174,999 classified as Class B common stock.

(3)      Represents shares held by our sponsor, of which each of Mr. Ledecky is the sole managing member. Includes an aggregate of 1,035,500 shares that our sponsor has agreed to transfer to third parties upon consummation of a business combination in exchange for their agreement not to redeem their shares in connection with the extension of time to consummate an initial business combination obtained in February 2023.

(4)      Represents shares of Class B common stock.

(5)      Represents shares held by EJF Capital LLC, Emanuel J. Friedman, EJF Debt Opportunities Master Fund, L.P., EJF Debt Opportunities GP, LLC, EJF Debt Opportunities Master Fund II, LP, EJF Debt Opportunities II GP, LLC, EJF Tactical Opportunities Fund LP, EJF Tactical Opportunities GP LLC, EJF SPAC Investments Fund LP, EJF SPAC Investments GP LLC, the business address for each of which is 2107 Wilson Boulevard, Suite 410, Arlington, VA 22201. Information derived from a Schedule 13G filed on March 11, 2021.

(6)      CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor Fitzgerald, L.P. (“Cantor”) and directly or indirectly controls the managing general partners of CFS. Mr. Lutnick is Chairman and Chief Executive of CFGM and trustee of CFGM’s sole stockholder. Cantor, indirectly, holds a majority of the ownership interests of CFS. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the securities directly held by CFS. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address of the reporting persons is 110 East 59th Street, New York, New York 10022. Information derived from a Schedule 13G filed on June 3, 2022.

(7)      Represents shares held for Magnetar Constellation Fund II, Ltd (“Constellation Fund II”), Magnetar Constellation Master Fund, Ltd (“Constellation Master Fund”), Magnetar Systematic Multi-Strategy Master Fund Ltd (“Systematic Master Fund”), Magnetar Capital Master Fund Ltd (“Master Fund”) , Magnetar Discovery Master Fund Ltd (“Discovery Master Fund”), Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), Purpose Alternative Credit Fund Ltd (“Purpose Fund”), Magnetar SC Fund Ltd (“SC Fund”), all Cayman Islands exempted companies; Magnetar Structured Credit Fund, LP (“Structured Credit Fund”), a Delaware limited partnership; Magnetar Lake Credit Fund LLC (“Lake Credit Fund”), Purpose Alternative Credit Fund — T LLC (“Purpose Fund — T”), Delaware limited liability companies; collectively (the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is David J. Snyderman. The business address of the reporting persons is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. Information derived from a Schedule 13G/A filed on February 9, 2023.

(8)      Represents shares held by Jane Street Group, LLC, Jane Street Capital, LLC, and Jane Street Global Trading, LLC, each a Delaware limited liability company with the business address of 250 Vesey Street, 6th Floor, New York, New York 10281. Information derived from a Schedule 13G filed on February 14, 2023.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving a proposed business combination and related matters, including the election of directors. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Northern Star Investment Corp. III
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174
Tel: (212) 818-8800

You may also contact the Company’s proxy solicitor, Advantage Proxy, Inc., at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than August 25, 2023.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NORTHERN STAR INVESTMENT CORP. III

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of NORTHERN STAR INVESTMENT CORP. III (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Northern Star Investment Corp. III.

2.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 30, 2020, an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 1, 2021 and an amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 3, 2023.

3.      This Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.      Section F of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

3.      “In the event that the Corporation does not consummate a Business Combination by March 4, 2024 or such earlier liquidation and dissolution date as the Company’s board of directors may approve (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the aggregate amount then held in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.

Annex A-1

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this __ day of ________, 2023.

Jonathan Ledecky Chief Operating Officer

Annex A-2

PROXY

NORTHERN STAR INVESTMENT CORP. III
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174

SPECIAL MEETING OF STOCKHOLDERS

AUGUST 31, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

NORTHERN STAR INVESTMENT CORP. III

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
AUGUST 31, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated August 15, 2023, in connection with the special meeting to be held at 11:00 a.m. EDT on August 31, 2023 virtually, at https://www.cstproxy.com/northernstaric3/sm2023, and hereby appoints Jonathan Ledecky and Jim Brady the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Northern Star Investment Corp. III (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 31, 2023: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/northernstaric3/sm2023.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to March 4, 2024 or such earlier liquidation and dissolution date as the Company’s board of directors may approve.

	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐
Dated:	__________________________________ 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.